SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 2003


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



          0-26372                                     82-0429727
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        (Commission                                 (IRS Employer
        File Number)                                Identification No.)


     349 Oyster Point Boulevard, Suite 200
          South San Francisco, CA                              94080
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    (Address of principal executive offices)                (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




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ITEM 5:  OTHER EVENTS.

         On January 13, 2003, Cellegy Pharmaceuticals, Inc. (the "Company") issued a press release announcing that Mr. Julian Baker and his brother Dr. Felix Baker have resigned from the Company's Board of Directors.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.
             None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 13, 2003           CELLEGY PHARMACEUTICALS, INC.

                                  By: /s/ Richard Juelis
                                  A. Richard Juelis
                                  Vice President, Finance and
                                  Chief Financial Officer